UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 15, 2013

Exide Technologies
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13000 Deerfield Parkway, Building 200, Milton, Georgia		30004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(678) 566-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2013, the U.S. Bankruptcy Court for the District of Delaware ("Bankruptcy Court") entered an order approving an annual incentive plan ("Amended AIP") that replaced the fiscal 2014 Annual Incentive Plan approved by the Organization & Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Exide Technologies (the "Company") for certain employees and named executive officers other than the chief executive officer and approved by the Board for the chief executive officer on March 27, 2013.

The Amended AIP provides for certain annual awards to be paid to the named executive officers (other than the chief executive officer) upon the achievement of some or all of the following performance metrics:

• Corporate Consolidated EBITDA ("Corporate EBITDA"), defined as earnings before interest, taxes, depreciation, amortization and restructuring, and excludes the impact of one-time events, such as non-operating gains and losses, asset impairments, up to $5 million of environmental remediation charges and reorganization-related expenses. Corporate EBITDA also excludes the costs of various incentive plans approved by the Bankruptcy Court.

• Corporate Free Cash Flow ("CFCF"), defined as cash from operating activities as determined from the statement of cash flows in the audited financial statements, excluding fees and expenses for all bankruptcy-related professionals.

• Regional EBITDA ("Region EBITDA"), defined as the region’s earnings before interest, taxes, depreciation, amortization and restructuring, and excludes the impact of one-time events, such as non-operating gains and losses, asset impairments, up to $5 million of environmental remediation charges and reorganization-related expenses. Region EBITDA also excludes the costs of various incentive plans approved by the Bankruptcy Court.

• Regional Free Cash Flow ("RFCF"), defined as the region’s cash from operating activities as determined from documents used to develop consolidated statement of cash flows in the audited financial statements, excluding fees and expenses for all bankruptcy-related professionals.

Michael Ostermann's target payout under the Amended AIP is sixty percent (60%) of his annual base salary and his performance metrics are weighted as follows: Regional EBITDA (50%), RFCF (30%) and Corporate EBITDA (20%).

Phillip A. Damasaka's target payout under the Amended AIP is 60% of his base salary and his performance metrics are weighted as follows: Corporate EBITDA (70%) and CFCF (30%).

Barbara A. Hatcher's target payout under the Amended AIP is 50% of her base salary and her performance metrics are weighted as follows: Corporate EBITDA (70%) and CFCF (30%).

The Amended AIP contains minimum threshold targets for Corporate EBITDA and Regional EBITDA below which no payout under the Amended AIP will be made. In no event may awards under the Amended AIP exceed 200% of a participant's target payout.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies

August 21, 2013	By:	Phillip A. Damaska

Name: Phillip A. Damaska
Title: Executive Vice President and Chief Financial Officer